Exhibit 10.24

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is dated as of December 22, 2015, by and among CATABASIS PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), the Lenders party to the Credit Agreement described below and MIDCAP FINANCIAL TRUST, a Delaware statutory trust (“MidCap”), as administrative agent (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Lenders and Agent are parties to that certain Credit and Security Agreement, dated as of August 27, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein have the meanings given to them in the Credit Agreement except as otherwise expressly defined herein), pursuant to which Lenders have agreed to provide to Borrower certain loans and other extensions of credit in accordance with the terms and conditions thereof;

WHEREAS, Borrower, Agent and Lenders desire to amend certain provisions of the Credit Agreement in accordance with, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.                                      Acknowledgment of Obligations.  Borrower hereby acknowledges, confirms and agrees that all Credit Extensions made prior to the date hereof, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges owing by Borrower to Agent and Lenders under the Credit Agreement and the other Financing Documents, are unconditionally owing by Borrower to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally.

2.                                      Amendments to Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, Borrower, Agent and Lenders hereby agree that:

(a)                                 The definition of “Square 1” in the preamble is hereby amended to mean “PACIFIC WESTERN BANK, a California state chartered bank.”

(b)                                 Section 6.1(a) of the Credit Agreement is hereby amended by (i) deleting it in its entirety and (ii) substituting in lieu thereof the following revised Section 6.1(a):

“(a)                           Except as expressly permitted pursuant to Section 7.3, each Credit Party and any Subsidiary of any Credit Party shall maintain its legal existence and good standing in its respective jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Change.  If a Credit Party is not now a Registered Organization but later becomes one, Borrower shall promptly notify Agent of such occurrence and provide Agent with such Credit Party’s organizational identification number.”

(c)                                  Section 6.2(a)(iii) of the Credit Agreement shall be amended by (i) deleting it in its entirety and (ii) substituting in lieu thereof the following revised Section 6.2(a)(iii):

“(iii) as soon as available but no later than the earlier of ninety (90) days after the last day of Borrower’s fiscal year and five (5) days following approval by Borrower’s governing board, and as amended and/or updated, Borrower’s financial plan and projections for current fiscal year, which plan and projections shall include information for Borrower and its Subsidiaries on a consolidated and consolidating basis;”

(d)                                 Section 6.6 of the Credit Agreement is hereby amended by (i) deleting it in its entirety and (ii) substituting in lieu thereof the following revised Section 6.6:

“6.6                         Collateral Accounts.  Borrower shall, and shall cause each Credit Party to, provide Agent five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution.  In addition, for each Collateral Account that any Borrower or Secured Guarantor at any time maintains, Borrower shall, and shall cause each Borrower or Secured Guarantor to, cause the applicable bank or financial institution at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Agent’s Lien in such Collateral Account in accordance with the terms hereunder, which Control Agreement may not be terminated without prior written consent of Agent.  The provisions of the previous sentence shall not apply to (i) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Credit Party’s employees and identified to Agent by Borrower as such; provided, however, that at all times Borrower and each Secured Guarantor shall maintain one or more separate Deposit Accounts to hold any and all amounts to be used for payroll, payroll taxes and other employee wage and benefit payments, and shall not commingle any monies allocated for such purposes with funds in any other Deposit Account, (ii) the Lease Letter of Credit, and (iii) the LC Collateral Account.  Borrower shall, and shall cause (x) each Credit Party (other than the Securities Subsidiary so long as, after February 26, 2016, it continues to qualify as a “Security Corporation” as defined in 830 Code of Mass. Regulations 63.38B.1) to maintain all its Deposit Accounts, primary Securities Accounts and other transaction accounts with Square 1 and its Affiliates, or, in the case of Securities Accounts, with other depository institutions constituting securities intermediaries where Square 1 or its Affiliates are providing investment advisory services with respect to the assets held in such Securities Accounts and (y) the Securities Subsidiary (at any time it is not required pursuant to clause (x) above to maintain its accounts with Square 1 and its Affiliates ) to maintain its assets in depository and securities accounts that permit daily monitoring by Agent and any Lender, to the extent such monitoring is permitted by the financial institutions at which such accounts are held and, if such daily monitoring is not available, to provide to Agent or any Lender promptly (and in any event within one (1) Business Day) upon request, a report of cash and securities balances in form and substance reasonably satisfactory to Agent or such Lender for any such accounts owned by the Securities Subsidiary. Borrower and the Secured Guarantor shall at all times maintain in one or more Collateral Accounts, each subject to a Control Agreement, an amount of cash and/or cash equivalents equal to or greater than the lesser of (i) the sum of (A) the outstanding principal amount of the Obligations plus (B) five percent (5%) of the outstanding principal amount of the Obligations, or (ii) the difference of (A) the amount of any and all cash and cash equivalents of Borrower and its Subsidiaries on a consolidated basis and (B) $5,000.  For the avoidance of doubt, no Collateral Account shall be subject to a Lien in favor of Agent pursuant to the Financing Documents unless otherwise required pursuant to Section 6.8 of this Agreement.”

(e)                                  Section 6.8 of the Credit Agreement is hereby amended by the addition of the following new sentence at the end of such section:

“Notwithstanding the foregoing, so long as the Securities Subsidiary (i) promptly (and in any event by not later than December 31, 2015) after the Second Amendment Effective Date applies to the Massachusetts Department of Revenue for qualification as a “Security Corporation” as defined in 830 Code of Mass. Regulations 63.38B.1, (ii) receives approval by not later than February 26, 2016, and (iii) continues to qualify as a “Security Corporation”, such Securities Subsidiary shall not be subject to the Joinder Requirements; provided, that, for the avoidance of doubt, (i) if at any time the Securities Subsidiary is denied approval as a “Security Corporation,” or there is a determination by and notice from the Massachusetts Department of Revenue that the Securities Subsidiary ceases to qualify as “Security Corporation”  after receipt of approval, it shall promptly (and in any event within ten (10) Business Days) become subject to the Joinder Requirements and shall promptly execute and deliver the required items, (ii) Borrower shall not be permitted to make any Investment in such Securities Subsidiary other than pursuant to clause (j) of the definition of Permitted Investments and (iii) the Securities Subsidiary shall be subject to a pledge by Borrower of 100% of the Securities Subsidiary’s equity interests pursuant to a pledge agreement in form and substance satisfactory to Agent.  In furtherance of the foregoing, Borrower shall provide written notice to Agent and Lenders if, at any time, the Securities Subsidiary receives written notice or otherwise determines or becomes aware that it is denied approval or ceases to qualify as a “Security Corporation” by not later than two (2) Business Days after receipt of such notice or such date of determination.”

(f)                                   Section 7.3 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following revised Section 7.3:

“7.3                         Mergers or Acquisitions.  Merge or consolidate with any other Person, or acquire all or substantially all of the capital stock or property of another Person; provided, however, that a Subsidiary of Borrower may merge or consolidate into another Subsidiary that is a Borrower or a Secured Guarantor so long as (a) Borrower has provided Agent with prior written notice of such transaction, (b) a Person already comprising the Borrower or such Secured Guarantor shall be the surviving legal entity (it being understood and agreed that in any such transaction where Borrower is a party, Borrower must be the surviving legal entity), (c) Borrower’s tangible net worth is not thereby reduced, (d) no Event of Default has occurred and is continuing prior thereto or arises as a result therefrom, and (e) Borrower shall be in compliance with the covenants set forth in this Agreement both before and after giving effect to such transaction.”

(g)                                  Section 7.7 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following revised Section 7.7:

“7.7                         Distributions; Investments; Margin Stock.  (a) Pay any dividends (other than (i) dividends payable solely in common stock or (ii) dividends paid by any Subsidiary of Borrower or a Secured Guarantor to Borrower or such Secured Guarantor, as applicable) or make any other distribution or payment with respect to or redeem, retire or purchase or repurchase any of its equity interests (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar plans in an aggregate amount not to exceed $250,000 in any fiscal year, as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase), or (b) directly or indirectly make any Investment (including, without limitation, any additional Investment in any Subsidiary) other than Permitted Investments.  Without limiting the foregoing, Borrower shall not, and shall not permit any of its Subsidiaries to, purchase or carry Margin Stock.”

(h)                                 Section 10.2 of the Credit Agreement is hereby amended (i) by deleting the words “Credit Party” in 10.2(b)(ii) and substituting in lieu thereof “Borrower or Secured Guarantor” and (ii) adding the phrase “of Borrower or Secured Guarantor” after the word “account” in 10.2(b)(vii).

(i)                                     Article 11 of the Credit Agreement is hereby amended by (i) deleting the following language in its entirety:

“If to any Lender other than MidCap: at the address set forth in the signature pages to the First Amendment or provided to Borrower as a notice address for such Lender in connection with any assignment hereunder.”

and (ii) replacing it as follows:

“If to any Lender other than MidCap: at the address set forth in the signature pages to the First Amendment (or, with respect to Square 1, the Second

Amendment) or provided to Borrower as a notice address for such Lender in connection with any assignment hereunder.”

(j)                                    Article 15 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Cash/Debt Ratio” is hereby amended by deleting it in its entirety and substituting in lieu thereof the following revised definition:

““Cash/Debt Ratio” means the ratio of (i) cash plus cash equivalents of (A) Borrower and Secured Guarantors, in each case on deposit in a Collateral Account subject to a Control Agreement and (B), the Securities Subsidiary, divided by (ii) the total outstanding Indebtedness of the Borrower and its Subsidiaries on a consolidated basis.”

(ii) The definition of “Financing Documents” is hereby amended by deleting it in its entirety and substituting in lieu thereof the following revised definition:

““Financing Documents” means, collectively, this Agreement, the Perfection Certificate, the Fee Letter(s), the Pledge Agreement, each note and guarantee executed by one or more Credit Parties in connection with the indebtedness governed by this Agreement, and each other present or future agreement executed by one or more Credit Parties and, or for the benefit of, the Lenders and/or Agent in connection with this Agreement, all as amended, restated, or otherwise modified from time to time.”

(iii) The definition of “Permitted Indebtedness” is hereby amended by deleting it in its entirety and substituting in lieu thereof the following revised definition:

““Permitted Indebtedness” means:  (a) Borrower’s Indebtedness to the Lenders and Agent under this Agreement and the other Financing Documents; (b) Indebtedness existing on the Closing Date and described on the Disclosure Schedule; (c) Indebtedness secured by Permitted Liens; (d) Subordinated Debt; (e) unsecured Indebtedness to trade creditors incurred in the Ordinary Course of Business; (f) Permitted Contingent Obligations; (g) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness under clauses (b) and (c) above, provided, however, that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon the obligors thereunder; (h) Indebtedness consisting of intercompany loans and advances made by any Borrower or Secured Guarantor to any other Borrower or Secured Guarantor, provided that (1) the obligations of such Persons under such intercompany loan shall be subordinated at all times to the Obligations hereunder or under the other Financing Documents in a manner reasonably satisfactory to Agent and (2) to the extent that such Indebtedness is evidenced by a promissory note or other written instrument, Borrower or Secured Guarantor shall pledge and deliver to Agent, for the benefit of itself and the Lenders, any applicable original promissory note or instrument, as applicable, along with an endorsement in blank in form and substance satisfactory to Agent; and (i) unsecured Indebtedness in respect of Borrower’s credit card obligations in an aggregate amount outstanding not to exceed, and subject to a maximum credit limit of, $100,000.”

(iv) The definition of “Permitted Investments” is hereby amended by deleting it in its entirety and replacing it with the following revised definition:

““Permitted Investments” means:  (a) Investments existing on the Closing Date and described on the Disclosure Schedule; (b) Investments consisting of cash equivalents; (c) any Investments in liquid assets permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved in writing by Agent (provided, that, under no circumstances shall Borrower be permitted to invest in or hold Margin Stock); (d) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of any Credit Party; (e) Investments consisting of deposit accounts or securities accounts (i) with the Securities Subsidiary so long as such Investment is in compliance with clause (j) of this definition or (ii) in which the Agent has a first priority perfected security interest except as otherwise provided by Section 6.6; (f) Investments in Subsidiaries solely to the extent permitted pursuant to Section 6.8; (g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s board of directors; (h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business; (i) Investments consisting of intercompany Indebtedness in accordance with and to the extent permitted by clause (h) of the definition of “Permitted Indebtedness” and (j) Investments constituting cash and cash equivalents in the Securities Subsidiary so long as Borrower at all times remains in compliance with the last sentence of Section 6.6.”

(v) The definition of “Pledge Agreement” shall be added after the definition of “Person” as follows:

““Pledge Agreement” means that certain Pledge Agreement to be entered into by and between Agent and Borrower pursuant to the terms of, and substantially in the form attached as Exhibit A to, the Second Amendment,

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as the same may be amended, restated, supplemented or otherwise modified from time to time.”

(vi) The definition of “Second Amendment” shall be added after the definition of “Schedule Update Compliance Certificate” as follows:

““Second Amendment” means that certain Second Amendment to Credit and Security Agreement, dated as of December 22, 2015, by and among Borrower, the Lenders and Agent.”

(vii) The definition of “Second Amendment Effective Date” shall be added after the definition of “Second Amendment” as follows:

““Second Amendment Effective Date” means December 22, 2015.”

(viii) The definition of “Secured Guarantor” shall be added after the definition of “Secretary’s Certificate” as follows:

““Secured Guarantor” means any Subsidiary of Borrower organized under the laws of the United States, a state thereof, or the District of Columbia, which Subsidiary is a Borrower or has provided a guarantee of the Obligations of the Borrower which guarantee is secured by a Lien granted by such Subsidiary to Agent in all or substantially all of its property of the type described in Exhibit B hereto.”

(ix) The definition of “Securities Subsidiary” shall be added after the definition of “Securities Account” as follows:

““Securities Subsidiary” shall mean Catabasis Securities Corporation, a Delaware corporation.”

3.                                      No Other Amendments.  Except for the amendments and modifications set forth and referred to in Section 2 above, the Credit Agreement and the other Financing Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and reaffirms all of its obligations under the Credit Agreement and the other Financing Documents as amended by this Agreement.  Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s Obligations or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other liens, for the benefit of itself and the Lenders, on any Collateral for the Obligations.

4.                                      Representations and Warranties.  To induce Agent and Lenders to enter into this Agreement, Borrower does hereby warrant, represent and covenant to Agent and Lenders that (i) each representation and warranty of Borrower set forth in the Credit Agreement and other Financing Documents is hereby restated and reaffirmed as true, accurate and complete in all material respects on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by

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materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date), (ii) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing and (iii) Borrower has the power and is duly authorized and has obtained all necessary consents and has taken all necessary actions to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

5.                                      Condition Precedent to Effectiveness of this Agreement.  This Agreement shall become effective as of the date (the “Amendment Effective Date”) upon which Agent has received the following:

(a)                                 one or more counterparts of this Agreement duly executed and delivered by the Borrower, the Agent and the Lenders; and

(b)                                 all other documents, agreements, opinions, and instruments as Agent or a Lender shall reasonably request.

6.                                      Post Closing Covenant. By not later than five (5) Business Days after the formation of the Securities Subsidiary, Borrower shall deliver to Agent (i)  a pledge agreement, substantially in the form attached hereto as Exhibit A, duly executed by Borrower, which pledges all of the equity interests in the Securities Subsidiary and (ii) original share certificate(s) representing 100% of the equity interests of the Securities Subsidiary, along with endorsement(s) in blank, in form and substance reasonably satisfactory to Agent and the Lenders.  Borrower’s failure to satisfy the obligations set forth in this Section 6 on or before such date set forth above shall constitute an immediate and automatic Event of Default.

7.                                      Release.

(a)                                 In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and each of its Affiliates and Subsidiaries and each of their respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Amendment Effective Date, including, without limitation, for

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or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Financing Documents or transactions thereunder or related thereto.

(b)                                 Borrower understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)                                  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.                                      Covenant Not To Sue.                      Borrower, on behalf of itself and each of its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 7 above.  If Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

9.                                      Advice of Counsel.                                       Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

10.                               Severability of Provisions.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11.                               Counterparts.  This Agreement may be executed in multiple counterparts (including by electronic mail (pdf) transmittal of executed signature pages), each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.                               GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

13.                               Entire Agreement.  The Credit Agreement and the other Financing Documents as and when amended through this Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

14.                               No Strict Construction, Etc.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or

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interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  Time is of the essence for this Agreement.

15.                               Costs and Expenses.  Borrower absolutely and unconditionally agrees to pay or reimburse upon demand for all reasonable fees, costs and expenses incurred by Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby.

[Remainder of page intentionally blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:

CATABASIS PHARMACEUTICALS, INC.

By:	(SEAL)
Name:
Title:

[Signatures continued on next page]

CATABASIS

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

SIGNATURE PAGE

AGENT:

MIDCAP FINANCIAL TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	(SEAL)
Name:	Maurice Amsellem
Title:	Its Authorized Signatory

[Signatures continued on next page]

CATABASIS

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

SIGNATURE PAGE

LENDERS:

MIDCAP FUNDING XIII TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	(SEAL)
Name:	Maurice Amsellem
Title:	Its Authorized Signatory

[Signatures continued on next page]

CATABASIS

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

SIGNATURE PAGE

FLEXPOINT MCLS SPV LLC

By:		(SEAL)
Name:
Title:	Its Authorized Signatory

[Signatures continued on next page]

CATABASIS

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

SIGNATURE PAGE

PACIFIC WESTERN BANK

By:	(SEAL)
Name:
Title:

Address for Notices:

Pacific Western Bank
406 Blackwell Street, Suite 240
Durham, NC 27701
Attn:	Ashley Pittman
Telephone: (919) 314-3087

with a copy to:
Pacific Western Bank
406 Blackwell Street, Suite 240
Durham, NC 27701
Attention: Loan Operations Manager
Fax:	(919) 314-3080

CATABASIS

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

SIGNATURE PAGE

EXHIBIT A

FORM OF PLEDGE AGREEMENT

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is made as of [            ], 2015, by and between CATABASIS PHARMACEUTICALS, INC., a Delaware corporation (“Pledgor”), and MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as agent (in such capacity, together with its successors and assigns, “Agent”) for itself and the other Lenders (as defined herein).

RECITALS

A.                                    The term “Borrowers”, as used herein, shall mean collectively the Pledgor and such other borrowers that may become “Borrowers” under the Credit Agreement (as defined herein); the term “Borrower”, as used herein, shall mean individually each entity that is one of the Borrowers; and the term “Company” as used herein shall mean CATABASIS SECURITIES CORPORATION and any other Person whose ownership interests may be pledged from time to time pursuant to this Agreement; as used herein “Company” shall mean individually each entity that is a “Company” and collectively all entities that are “Companies”.

B.                                    Pursuant to that certain Credit and Security Agreement dated as of August 27, 2014 among Borrowers, the financial institutions from time to time parties thereto, as lenders (collectively, the “Lenders”), and Agent (as the same may be amended, supplemented, modified, increased, renewed or restated from time to time, the “Credit Agreement”), Agent and Lenders have agreed to make one or more term loans to Borrowers.  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

C.                                    Borrower, Agent and Lenders are party to that certain Second Amendment to Credit and Security Agreement, dated as of December 22, 2015, which amends the Credit Agreement (the “Second Amendment”).

D.                                    In connection with Agent and the Lenders entering into the Second Amendment and agreeing to continue make the credit accommodations under the Credit Agreement and the other Financing Documents, and as security for all of the Obligations, Agent is requiring that Pledgor execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, to induce Agent and the Lenders to enter into the Second Amendment and to continue to make credit accommodations under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Agent hereby incorporate hereby by this reference the foregoing Recitals and hereby covenant and agree as follows:

Grant of Assignment and Security Interest.  Pledgor hereby pledges, assigns and grants to Agent, for its benefit and the benefit of the Lenders, as security for the Obligations a security interest in the following property of Pledgor (collectively, the “Pledged Collateral”), whether now existing or hereafter created or arising:

all of the stock, shares, membership interests, partnership interests and other equity ownership interests in Company now or hereafter held by Pledgor (collectively, the “Ownership Interests”) and all of Pledgor’s rights to participate in the management of Company, all rights, privileges, authority and powers of Pledgor as owner or holder of its Ownership Interests in Company, including, but not limited to, all contract rights, general intangibles, accounts and payment intangibles related thereto, all rights, privileges, authority and powers relating to the economic interests of Pledgor as owner or holder or its Ownership Interests in Company, including, without limitation, all investment property, contract rights, general intangibles, accounts and payment intangibles related thereto, all options and warrants of Pledgor for the purchase of any Ownership Interest in Company, all documents and certificates representing or evidencing the Pledgor’s Ownership Interests in Company, all of Pledgor’s right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by Pledgor to Company, and any other right, title, interest, privilege, authority and power of Pledgor in or relating to Company, all whether existing or hereafter arising, and whether arising under any operating agreement, shareholders’ agreement, partnership agreement or other agreement, or any bylaws, certificate of formation, articles of organization or other organization or governing documents of Company (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and all books and records of Pledgor pertaining to any of the foregoing and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and Pledgor shall promptly thereafter deliver to Agent a certificate duly executed by Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

all rights to receive cash distributions, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends and distributions) and any other rights and property interests related to the Ownership Interests;

all other securities, instruments or property (including cash) paid or distributed in respect of or in exchange for the Ownership Interests, whether or not as part of or by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of stock (or other Ownership Interests), asset sales, or similar rearrangement or reorganization or otherwise; and

all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising with respect to the foregoing.

Registration of Pledge in Books of Company; Application of Proceeds.  Pledgor hereby authorizes and directs Company to register Pledgor’s pledge to Agent, for its benefit and the benefit of the Lenders, of the Pledged Collateral on the books of Company and, following written notice to do so by Agent after the occurrence of an Event of Default (as hereinafter defined) under this Agreement, to make direct payment to Agent of any amounts due or to become due to Pledgor with respect to the Pledged Collateral.  Any moneys received by Agent shall be applied to the Obligations in such order and manner of application as Agent may from time to time determine in its sole discretion.

Rights of Pledgor in the Pledged Collateral.  Until an Event of Default occurs under this Agreement, Pledgor shall be entitled to exercise all voting rights and to receive all dividends and other distributions that may be paid on any Pledged Collateral and that are not otherwise prohibited by the Financing Documents.  Any cash dividend or distribution payable in respect of the Pledged Collateral that is made in violation of this Agreement or the Financing Documents shall be received by Pledgor in trust for Agent, for its benefit and the benefit of the Lenders, shall be paid immediately to Agent and shall be retained by Agent as part of the Pledged Collateral.  Upon the occurrence and during the continuation of an Event of Default, Pledgor shall, at the written direction of Agent, immediately send a written notice to Company instructing Company, and shall cause Company, to remit all cash and other distributions payable with respect to the Ownership Interests (until such time as Agent notifies Pledgor that such Event of Default has ceased to exist) directly to Agent.  Nothing contained in this paragraph shall be deemed to permit the payment of any sum or the making of any distribution which is prohibited by any of the Financing Documents, if any.

Representations and Warranties of Pledgor.  Pledgor hereby warrants to Agent as follows:

Schedule I and Schedule II are true, correct and complete in all respects;

All of the pledged Ownership Interests of Pledgor (the “Pledged Interests”) are in certificated form, and are registered in the name of Pledgor;

The Pledged Interests constitute at least the percentage of all the issued and outstanding Ownership Interests of Company as set forth on Schedule I;

The Pledged Interests listed on Schedule I are the only Ownership Interests of Company in which Pledgor has any rights;

All certificates evidencing the Pledged Interests of Pledgor have been, or substantially contemporaneously with the execution and delivery of this Agreement will be, delivered to Agent;

Pledgor has good and marketable title to the Pledged Collateral.  Pledgor is the sole owner of all of the Pledged Collateral, free and clear of all security interests, pledges, voting trusts, agreements, liens, claims and encumbrances whatsoever, other than the security interests, assignments and liens granted under this Agreement;

Pledgor has not heretofore transferred, pledged, assigned or otherwise encumbered any of its rights in or to the Pledged Collateral;

Pledgor is not prohibited under any agreement with any other person or entity, or under any judgment or decree, from the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

No action has been brought or threatened in writing that might prohibit or interfere with the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

Pledgor has full power and authority to execute and deliver this Agreement, and the execution and delivery of this Agreement do not conflict with any material agreement to which Pledgor is a party or any law, order, ordinance, rule, or regulation to which Pledgor is subject or by which it is bound and do not constitute a default under any agreement or instrument binding upon Pledgor; and

This Agreement has been properly executed and delivered and constitutes the valid and legally binding obligation of Pledgor and is fully enforceable against Pledgor in accordance with its terms.

Covenants of Pledgor.  Pledgor hereby covenants and agrees as follows:

To do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Pledged Collateral, and to defend, at its sole expense, the title to the Pledged Collateral and any part of the Pledged Collateral in each case except for a merger of the Company into Borrower as permitted under the Financing Documents;

To cooperate fully with Agent’s efforts to preserve the Pledged Collateral and to take such actions to preserve the Pledged Collateral as Agent may reasonably request;

To cause Company to maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the Pledged Collateral and which reflect the lien of Agent on the Pledged Collateral;

To deliver promptly (and in any event within 5 Business Days) to Agent any certificates that may be issued following the date of this Agreement representing the Ownership Interests or other Pledged Collateral, and to execute and deliver to Agent one or more transfer powers, substantially in the form of Schedule III attached hereto or otherwise in form and content reasonably satisfactory to Agent, pursuant to which Pledgor assigns, in blank, all Ownership Interests and other Pledged Collateral (the “Transfer Powers”), which such Transfer Powers shall be held by Agent as part of the Pledged Collateral;

To execute and deliver to Agent such financing statements as Agent may request with respect to the Ownership Interests, and to take such other steps as Agent may from time to time reasonably request to perfect Agent’s security interest in the Ownership Interests under applicable law;

Not to sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Pledged Collateral or any part of the Pledged Collateral except as expressly permitted by the Credit Agreement;

After an Event of Default under the Financing Documents (including but not limited to this Agreement), not to receive any dividend or distribution or other benefit with respect to Company, and not to vote, consent, waive or ratify any action taken, that would violate or be inconsistent with any of the terms and provisions of this Agreement, or any of the Financing Documents or that would materially impair the position or interest of Agent in the Pledged Collateral or dilute the Ownership Interests pledged to Agent under this Agreement;

Not to sell or otherwise dispose of, or create, incur, assume or suffer to exist any lien upon any of the Pledged Collateral, other than liens in favor of Agent, for its benefit and the benefit of the Lenders;

That Pledgor will, upon obtaining ownership of any other Ownership Interests otherwise required to be pledged to Agent, for its benefit and the benefit of the Lenders, pursuant to any of the Financing Documents, which Ownership Interests are not already Pledged Interests, within five (5) Business Days deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV hereto (a “Pledge Amendment”) in respect of any such additional Ownership Interests pursuant to which Pledgor shall pledge to Agent, for its benefit and the benefit of the Lenders, all of such additional Ownership Interests.  If such Ownership Interests are certificated, then prior to the delivery thereof to Agent, all such additional Ownership Interests shall be held by Pledgor separate and apart from its other property and in express trust for Agent, for its benefit and the benefit of the Lenders;

That Pledgor consents to the admission of Agent (and its assigns or designee) as a member, partner or stockholder of Company upon Agent’s acquisition of any of the Ownership Interests; and

With respect to any membership or similar interests in a limited liability company, Pledgor shall not take any action to cause any membership interest of the Pledged Collateral to be or become a “security” within the meaning of, or to be governed by, Article 8 (Investment Securities) of the Code as in effect under the laws of any state having jurisdiction, and shall not cause any Subsidiary that is a limited liability company to “opt in” or to take any other action seeking to establish any membership interest of the Pledged Collateral as a “security” or to become certificated; provided that, for the avoidance of doubt, this clause (k) shall not apply to any membership interest of the Pledged Collateral that, as of the date hereof, is a “security” within the meaning of Article 8 (Investment Securities) of the Code as in effect under the laws of any state having jurisdiction so long as such membership interest is certificated and delivered to the Administrative Agent in accordance with Section 1(a) hereof.

Rights of Agent.  Agent may from time to time and at its option (a) require Pledgor to, and Pledgor shall, at Agent’s request, deliver to Agent records and schedules, which show the status of the Pledged Collateral and such other matters which affect the Pledged Collateral; (b) verify the Pledged Collateral and inspect the books and records of Company and make copies of or extracts from the books and records; and (c) notify any prospective buyers or transferees of the Pledged Collateral of Agent’s interest in the Pledged Collateral.  Pledgor agrees that Agent may at any time take such steps as Agent deems reasonably necessary to protect Agent’s interest in and to preserve the Pledged Collateral.  Pledgor hereby consents and agrees that Agent may at any time or from time to time pursuant to the Credit Agreement (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations, (b) supplement, amend, restate, supercede, or replace the Credit Agreement or any other Financing Documents, (c) renew, extend, modify, increase or decrease loans and extensions of credit under the Credit Agreement, (d) modify the terms and conditions under which loans and extensions of credit may be made under the Credit Agreement, (e) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from or on behalf of Pledgor, any Borrower or any Secured Guarantor at any time against the Obligations in any order as Agent may determine pursuant to the terms of the Credit Agreement; all of the foregoing in such manner and upon such terms as Agent may determine and without notice to or further consent from Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (i) any delay in making demand on Pledgor for or delay in enforcing or failure to enforce, performance or payment of any Obligations, (ii) any failure, neglect or omission on Agent’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Obligations, (iii) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (iv) the invalidity or unenforceability of any Obligations or rights in any Pledged Collateral under the Credit Agreement, (v) the existence or nonexistence of any defenses which may be available to Pledgor with respect to the Obligations, or (vi) the commencement of any bankruptcy, reorganization; liquidation, dissolution or receivership proceeding or case filed by or against Pledgor or any Borrower.

Events of Default.  The occurrence of any one or more of the following events shall constitute an event of default (an “Event of Default”) under this Agreement:

the occurrence of an Event of Default (as defined in the Credit Agreement).

Rights of Agent Following Event of Default.  Upon the occurrence of an Event of Default under this Agreement (and in addition to all of its other rights, powers and remedies under this Agreement), Agent may, at its option, without notice to Pledgor or any other party, do any one or more of the following:

Declare any unpaid balance of the Obligations to be immediately due and payable (the occurrence or nonoccurrence of an Event of Default shall in no manner impair the ability of Agent to demand payment of any portion of the Obligations that is payable upon demand);

Proceed to perform or discharge any and all of Pledgor’s obligations, duties, responsibilities, or liabilities and exercise any and all of its rights in connection with the Pledged Collateral for such period of time as Agent may deem appropriate, with or without the bringing of any legal action in or the appointment of any receiver by any court;

Do all other acts which Agent may deem necessary or proper to protect Agent’s security interest in the Pledged Collateral and carry out the terms of this Agreement;

Exercise all voting and management rights of Pledgor as to Company or otherwise pertaining to the Pledged Collateral, and Pledgor, forthwith upon the request of Agent, shall use its best efforts to secure, and cooperate with the efforts of Agent to secure (if not already secured by Agent), all the benefits of such voting and management rights.

Sell the Pledged Collateral in any manner permitted by the Code; and upon any such sale of the Pledged Collateral, Agent may (i) bid for and purchase the Pledged Collateral and apply the expenses of such sale (including, without limitation, attorneys’ fees) as a credit against the purchase price, or (ii) apply the proceeds of any sale or sales to other persons or entities, in whatever order Agent in its sole discretion may decide, to the expenses of such sale (including, without limitation, attorneys’ fees), to the Obligations, and the remainder, if any, shall be paid to Pledgor or to such other person or entity legally entitled to payment of such remainder; and

Proceed by suit or suits in law or in equity or by any other appropriate proceeding or remedy to enforce the performance of any term, covenant, condition, or agreement contained in this Agreement, and institution of such a suit or suits shall not abrogate the rights of Agent to pursue any other remedies granted in this Agreement or to pursue any other remedy available to Agent either at law or in equity.

Agent shall have all of the rights and remedies of a secured party under the Code and other applicable laws.  All costs and expenses, including attorneys’ fees and expenses, incurred or paid by Agent in exercising or protecting any interest, right, power or remedy conferred by this Agreement, shall bear interest at a per annum rate of interest equal to the then highest rate of interest charged on any of the Obligations from the date of payment until repaid in full and shall, along with the interest thereon, constitute and become a part of the Obligations secured by this Agreement.

Pledgor hereby constitutes and appoints Agent or any of its agents as the attorney-in-fact of Pledgor after the occurrence of an Event of Default under the Financing Documents (including but not limited to this Agreement) to take such actions and execute such documents as Agent may deem appropriate in the exercise of the rights and powers granted to Agent in this Agreement, including, but not limited to, filling-in blanks in the Transfer Power to cause a transfer of the Ownership Interests and other Pledged Collateral pursuant to a sale of the Pledged Collateral.  The power of attorney granted hereby shall be irrevocable and coupled with an interest and shall terminate only upon the payment in full of the Obligations.  Pledgor shall indemnify and hold Agent harmless for all losses, costs, damages, fees, and expenses suffered or incurred in connection with the exercise of this power of attorney, and shall release Agent from any and all liability arising in connection with the exercise of this power of attorney.

Performance by Agent.  Without limiting any of Agent’s or Lenders’ rights or remedies in the Credit Agreement, if Pledgor shall fail to perform, observe or comply with any of the conditions, terms, or covenants contained in this Agreement, Agent, without notice to or demand upon Pledgor and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of Pledgor, and may enter upon the premises of Pledgor for that purpose and take all such action on the premises as Agent may consider necessary or appropriate for such purpose.  All sums paid or advanced by Agent in connection with the foregoing and all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred in connection with the foregoing, together with interest thereon at a per annum rate of interest equal to the then highest rate of interest charged on the principal of any of the Obligations, from the date of payment until repaid in full, shall be paid by Pledgor to Agent on demand and shall constitute and become a part of the Obligations secured by this Agreement.

Indemnification.  Agent shall not in any way be responsible for the performance or discharge of, and Agent does not hereby undertake to perform or discharge, any obligation, duty, responsibility, or liability of Pledgor in connection with the Pledged Collateral or otherwise.  Pledgor hereby agrees to indemnify Agent and hold Agent harmless from and against all losses, liabilities, damages, claims, or demands suffered or incurred by reason of this Agreement or by reason of any alleged responsibilities or undertakings on the part of Agent to perform or discharge any obligations, duties, responsibilities, or liabilities of Pledgor in connection with the Pledged Collateral or otherwise; provided, however, that the foregoing indemnity and agreement to hold harmless shall not apply to losses, liabilities, damages, claims, or demands suffered or incurred by reason of Agent’s own gross negligence or willful misconduct.  Agent shall have no duty to collect any amounts due or to become due in connection with the Pledged Collateral or enforce or preserve Pledgor’s rights under this Agreement.

Termination.  Upon payment in full of the Obligations, and termination of any further obligation of Agent and the Lenders to extend any credit to Borrower under the Financing Documents, this Agreement shall terminate and Agent shall promptly execute appropriate documents to evidence such termination.

Release.  Without prejudice to any of Agent’s rights under this Agreement, Agent may take or release other security for the payment or performance of the Obligations, may release any party primarily or secondarily liable for the Obligations, and may apply any other security held by Agent to the satisfaction of the Obligations.

Pledgor’s Liability Absolute.  The liability of Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Pledgor or any other person, nor against other securities or liens available to Agent or Agent’s respective successors, assigns, or agents.  Pledgor waives any right to require that resort be had to any security or to any balance of any deposit account or credit on the books of Agent in favor of any other person.

Preservation of Pledged Collateral.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral and in preserving rights under this Agreement if Agent takes action for those purposes as Pledgor may reasonably request in writing, provided, however, that failure to comply with any such request shall not, in and of itself, be deemed a failure to exercise reasonable care, and no failure by Agent to preserve or protect any rights with respect to the Pledged Collateral or to do any act with respect to the preservation of the Pledged Collateral not so requested by

Pledgor shall be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

Private Sale.  Pledgor recognizes that Agent may be unable to effect a public sale of the Pledged Collateral by reason of certain provisions contained in the federal Securities Act of 1933, as amended, and applicable state securities laws and, under the circumstances then existing, may reasonably resort to a private sale to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account for investment and not with a view to the distribution or resale of the Pledged Collateral.  Pledgor agrees that a private sale so made may be at a price and on other terms less favorable to the seller than if the Pledged Collateral were sold at public sale and that Agent has no obligation to delay sale of the Pledged Collateral for the period of time necessary to permit Pledgor, even if Pledgor would agree to register or qualify the Pledged Collateral for public sale under the Securities Act of 1933, as amended, and applicable state securities laws.  Pledgor agrees that a private sale made under the foregoing circumstances and otherwise in a commercially reasonable manner shall be deemed to have been made in a commercially reasonable manner under the Code.

General.

Final Agreement and Amendments.  This Agreement, together with the other Financing Documents, constitutes the final and entire agreement and understanding of the parties and any term, condition, covenant or agreement not contained herein or therein is not a part of the agreement and understanding of the parties.  Neither this Agreement, nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

Waiver.  No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise).  No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.  No single or partial exercise of any power or right shall preclude other or further exercise of the power or right or the exercise of any other power or right.  No course of dealing between the parties hereto shall be construed as an amendment to this Agreement or a waiver of any provision of this Agreement.  No notice to or demand on Pledgor in any case shall thereby entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances.

Headings.  The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

Construction.  As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Agreement.  The Recitals are incorporated herein as a substantive part of this Agreement and the parties hereto acknowledge that such Recitals are true and correct.

Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder.  In the event of any assignment or transfer by Agent of any of the Pledgor’s obligations under the

Financing Documents or the collateral therefor, Agent thereafter shall be fully discharged from any responsibility with respect to such collateral so assigned or transferred, but Agent shall retain all rights and powers given by this Agreement with respect to any of the Pledgor’s obligations under the Financing Documents or collateral not so assigned or transferred.  Pledgor shall have no right to assign or delegate its rights or obligations hereunder.

Severability.  If any term, provision, covenant or condition of this Agreement or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law.

Notices.  All notices required or permitted hereunder shall be given and shall become effective as provided in Section 11 of the Credit Agreement.  All notices to Pledgor shall be addressed in accordance with the information provided on the signature page hereto.

Remedies Cumulative.  Each right, power and remedy of Agent as provided for in this Agreement, or in any of the other Financing Documents or now or hereafter existing by law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, or in any of the other Financing Documents now or hereafter existing by law, and the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies shall not preclude the later exercise by Agent of any other rights, powers or remedies.

Time of the Essence; Survival; Joint and Several Liability.  Time is of the essence of this Agreement and each and every term, covenant and condition contained herein.  All covenants, agreements, representations and warranties made in this Agreement or in any of the other Financing Documents shall continue in full force and effect so long as any of the obligations of any party under the Financing Documents (other than Agent) remain outstanding.  Each person or entity constituting Pledgor shall be jointly and severally liable for all of the obligations of Pledgor under this Agreement.

Further Assurances.  Pledgor hereby agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Agent or any of its agents to exercise and enforce its rights and remedies under this Agreement with respect to any portion of such collateral.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original, but all of which shall constitute one in the same instrument.  As used in this Agreement, the term “this Agreement” shall include all attachments, exhibits, schedules, riders and addenda.

Costs.  Pledgor shall be responsible for the payment of any and all fees, costs and expenses which Agent may incur by reason of this Agreement, including, but not limited to, the following:  (i) any taxes of any kind related to any property or interests assigned or pledged hereunder; (ii) expenses incurred in filing public notices relating to any property or interests assigned or pledged hereunder; and (iii) any and all costs, expenses and fees (including, without limitation, attorneys’ fees and expenses and court costs and fees), whether or not litigation is commenced, incurred by Agent in protecting, insuring, maintaining, preserving, attaching, perfecting, enforcing, collecting or foreclosing upon any lien, security interest, right or privilege granted to Agent or any obligation of Pledgor under this

Agreement, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to this Agreement or any property or interests assigned or pledged hereunder.

No Defenses.  Pledgor’s obligations under this Agreement shall not be subject to any set-off, counterclaim or defense to payment (other than payment) that Pledgor now has or may have in the future.

Cooperation in Discovery and Litigation.  Pledgor shall, and shall cause each of its Subsidiaries, to make available to Agent and each Lender, without expense to Agent or any Lender, each such Person’s officers, employees and agents and books, to the extent that Agent or any Lender may deem them reasonably necessary to prosecute or defend any third-party suit or proceedings instituted by or against Agent or any Lender with respect to any Collateral or relating to the Pledgor or its Subsidiaries.

CHOICE OF LAW; CONSENT TO JURISDICTION.  WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT (EACH, A “PROCEEDING”), PLEDGOR HEREBY (A) SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN MARYLAND AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.  NOTHING IN THIS AGREEMENT SHALL PRECLUDE AGENT FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION.  PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OR PROCESS IN ANY PROCEEDING IN ANY MARYLAND STATE OR UNITED STATES COURT SITTING IN THE STATE OF MARYLAND MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT THE ADDRESS INDICATED HEREIN, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF PLEDGOR SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

WAIVER OF JURY TRIAL.  PLEDGOR HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY PLEDGOR, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE.  AGENT IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF PLEDGOR’S WAIVER OF THE RIGHT TO JURY TRIAL.  FURTHER, PLEDGOR HEREBY

CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF AGENT (INCLUDING THEIR RESPECTIVE COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO PLEDGOR THAT AGENT WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this agreement constitute an agreement executed under seal, each of the parties have caused this Pledge Agreement to be executed under seal the day and year first above mentioned.

PLEDGOR:	CATABASIS PHARMACEUTICALS, INC.

	By:	(SEAL)
Name:
Title:

Pledgor Contact Information:
Catabasis Pharmaceuticals, Inc.
One Kendall Square, Suite B 14202
Cambridge, MA 02139
Attention: Chief Financial Officer, Ian Sanderson
Fax: (617) 273-2637
E-Mail: isanderson@catabasis.com

CATABASIS

PLEDGE AGREEMENT

SIGNATURE PAGE

AGENT:	MIDCAP FINANCIAL TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:		(SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

CATABASIS

PLEDGE AGREEMENT

SIGNATURE PAGE

SCHEDULE I

PLEDGED INTERESTS

Name of Pledgor:	Catabasis Pharmaceuticals, Inc.
Company Name:	Catabasis Securities Corporation
Type of Entity of Company:	Corporation
Jurisdiction of Organization of Company:	Delaware
Organizational ID No. of Company:
Tax ID No. of Company:
Class of Interests in Company:
Number of Units:
Percentage of Outstanding Equity Interest:

SCHEDULE II

PLEDGOR INFORMATION

Name of Pledgor:                   Catabasis Pharmaceuticals, Inc.

Type of Entity of Pledgor:                     Corporation

Jurisdiction of Organization of Pledgor:                             Delaware

Organizational ID No. of Pledgor:

Tax ID No. of Pledgor:

SCHEDULE III

[FORM OF STOCK POWER]

FOR VALUE RECEIVED, the undersigned, Catabasis Pharmaceuticals, Inc., a Delaware corproation (“Pledgor”), does hereby sell, assign and transfer to                                   * all of its Equity Interests (as hereinafter defined) represented by Certificate No(s).         in                 , a                     (“Issuer”), standing in the name of Pledgor on the books of said Issuer.  Pledgor does hereby irrevocably constitute and appoint                                 *, as attorney, to transfer the Equity Interest in said Issuer with full power of substitution in the premises.  The term “Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11 1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, limited liability partnership, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated:	*	PLEDGOR:

CATABASIS PHARMACEUTICALS, INC.

		By:	(SEAL)
Name:
Its:

[*][To Remain Blank - Not Completed upon Execution/Delivery by Pledgor]

SCHEDULE IV

PLEDGE AMENDMENT

This Pledge Amendment, dated                 , 20    is delivered pursuant to Section 5(i) of the Pledge Agreement referred to below.  All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement.  The undersigned hereby certifies that the representations and warranties in Section 4 of the Pledge Agreement are and continue to be true and correct, both as to the Pledged Collateral pledged prior to this Pledge Amendment and as to the Pledged Collateral pledged pursuant to this Pledge Amendment.  The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated [                ], 2015, between undersigned, as Pledgor, and MidCap Financial Trust, as Agent (as may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), and that the Ownership Interests listed on this Pledge Amendment shall be and become a part of the Pledged Interests and Pledged Collateral referred to in said Pledge Agreement and shall secure all Obligations referred to and in accordance with said Pledge Agreement.  Schedule I of the Pledge Agreement shall be deemed amended to include the Ownership Interests listed on this Pledge Amendment.  The undersigned acknowledge that any Ownership Interests issued by Company owned by Pledgor not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Obligations.

PLEDGOR:

CATABASIS PHARMACEUTICALS, INC.

By:	(SEAL)
Name:
Its:

SCHEDULE IV- continued

Name and Address of Pledgor	Company	Class of Equity Interest	Certificate Number(s)	Number of Shares

Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

NOTICE OF PLEDGE

TO:                           CATABASIS SECURITIES CORPORATION  (“Company”)

Notice is hereby given that, pursuant to that certain Pledge Agreement of even date with this Notice (the “Agreement”), from undersigned (“Pledgor”), to MidCap Financial Trust, as agent (in such capacity, together with its successors and assigns, “Agent”) in connection with financing arrangements in effect for Company, Agent and certain financial institutions, Pledgor has pledged and assigned to Agent and granted to Agent, for its benefit and the benefit of the Lenders, a continuing first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising our acquired, in, to, and under the following (the “Pledged Collateral”):

all of the stock, shares, membership interests, partnership interests and other equity ownership interests in Company now or hereafter held by Pledgor (collectively, the “Ownership Interests”) and all of Pledgor’s rights to participate in the management of Company, all rights, privileges, authority and powers of Pledgor as owner or holder of its Ownership Interests in Company, including, but not limited to, all investment property, contract rights related thereto, all rights, privileges, authority and powers relating to the economic interests of Pledgor as owner or holder or its Ownership Interests in Company, including, without limitation, all contract rights related thereto, all options and warrants of Pledgor for the purchase of any Ownership Interest in Company, all documents and certificates representing or evidencing Pledgor’s Ownership Interests in Company, all of Pledgor’s right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by Pledgor to Company, and any other right, title, interest, privilege, authority and power of Pledgor in or relating to Company, all whether existing or hereafter arising, and whether arising under any operating agreement, shareholder’s agreement, partnership agreement or any other agreement, or any bylaws of Company (as the same may be amended, modified or restated from time to time), or the certificate of formation or existence of Company (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and all books and records of Pledgor pertaining to any of the foregoing and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and Pledgor shall promptly thereafter deliver to Agent a certificate duly executed by Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

all rights to receive cash distributions, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends) and any other rights and property interests related to the Ownership Interests;

all other securities, instruments or property (including cash) paid or distributed in respect of or in exchange for the Ownership Interests, whether or not as part of or by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of stock (or other Ownership Interests), asset sales, or similar rearrangement or reorganization or otherwise; and

all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

Pursuant to the Agreement, Company is hereby authorized and directed, and Company hereby agrees, to:

(i)                                     register on its books Pledgor’s pledge to Agent of the Pledged Collateral; and

(ii)                                  upon the occurrence of an Event of Default under the Agreement (or prior thereto, as may be required under the Agreement) make direct payment to Agent of any amounts due or to become due to Pledgor that are attributable, directly or indirectly, to Pledgor’s ownership of the Pledged Collateral.

Pledgor hereby directs Company to, and Company hereby agrees to, comply with instructions originated by Agent with respect to the Pledged Collateral without further consent of the Pledgor.  It is the intention of the foregoing to grant “control” to Agent within the meaning of Articles 8 and 9 of the Code, to the extent the same may be applicable to the Pledged Collateral.

Company acknowledges and agrees that upon the delivery of any certificates representing the Pledged Collateral endorsed to Agent or in blank, Agent’s security interest in the Pledged Collateral shall be perfected by “control” (as such term is used in Articles 8 and 9 of the Code).

Pledgor hereby requests Company to indicate its acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy of this Notice where indicated below and returning it to Agent.

[Remainder of page intentionally blank; signature pages follow.]

PLEDGOR:

CATABASIS PHARMACEUTICALS, INC.

By:	(SEAL)
Name:

Its:

ACKNOWLEDGED BY COMPANY as of this       day of               , 2015:

COMPANY:

CATABASIS SECURITIES CORPORATION

By:	(SEAL)
Name:
Title: